EXECUTION COPY

STOCKHOLDERS AGREEMENT

BY AND AMONG

CROWN CASTLE INTERNATIONAL CORP.

AND

THE STOCKHOLDERS NAMED ON THE SIGNATURE PAGES HEREIN

DATED AS OF OCTOBER 5, 2006

TABLE OF CONTENTS

Page

ARTICLE I

DEFINITIONS

ARTICLE II

REGISTRATION RIGHTS

ARTICLE III

BOARD OF DIRECTORS

Section 3.1	Board.	24
Section 3.2	Committee Membership	25

ARTICLE IV

ADDITIONAL AGREEMENTS

Section 4.1	Lock-Up Period	26
Section 4.2	Company Shareholder Rights Plan	26
Section 4.3	Ownership of Common Stock	26

ARTICLE V

MISCELLANEOUS

Section 5.1	Effectiveness	27
Section 5.2	Headings	27
Section 5.3	Entire Agreement	27
Section 5.4	No Inconsistent Agreements	27

Section 5.17	Recapitalizations, Exchanges, Etc. affecting the shares; of Common Stock
New Issuances	32
Section 5.18	Termination	32
Section 5.19	Record of Registrable Securities Ownership	32

ii

STOCKHOLDERS AGREEMENT

OF

CROWN CASTLE INTERNATIONAL CORP.

THIS STOCKHOLDERS AGREEMENT dated as of October 5, 2006 (this “Agreement”), by and among (a) Crown Castle International Corp., a Delaware corporation (the “Company”), (b) Fortress Pinnacle Investment Fund, FRIT PINN LLC, Fortress Registered Investment Trust, FRIT Holdings LLC and FIT GSL LLC (collectively, “Fortress”), (c) Greenhill Capital Partners, LLC, GCP SPV1, LLC and GCP SPV2, LLC (collectively, “Greenhill”) and (d) Abrams Capital International, Ltd., Abrams Capital Partners I, LP, Abrams Capital Partners II, LP, Whitecrest Partners, LP, Riva Capital Partners, LP and 222 Partners, LLC (collectively, “Abrams” and, together with Fortress and Greenhill, collectively, the “Global Stockholders”). Certain capitalized terms used in this Agreement are defined in Article I hereof. Unless otherwise indicated, references to articles and sections shall be to articles and sections of this Agreement.

WHEREAS, the Global Stockholders currently own shares of common stock of Global Signal Inc., a Delaware corporation (“Global”), and have certain registration rights with respect to those shares pursuant to the Amended and Restated Investor Agreement dated as of March 31, 2004 (as amended, the “Existing Investor Agreement”);

WHEREAS, contemporaneously herewith, the Company, CCSG Holdings LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Company (“Merger Sub”), and Global have entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, Global will be merged with and into Merger Sub, with Merger Sub continuing as the surviving company and a wholly owned subsidiary of the Company (the “Merger”);

WHEREAS, upon consummation of the transactions contemplated by the Merger Agreement (the date of such consummation, the “Effective Time”), the Global Stockholders will, in exchange for shares of common stock of Global, acquire shares of Common Stock (as hereinafter defined);

WHEREAS, pursuant to the Merger Agreement and this Agreement, immediately after the Effective Time, the Company will file an automatic shelf registration statement on Form S-3 (the “Automatic Shelf Registration Statement”) to register the Common Stock received by the Global Stockholders in the Merger;

WHEREAS, the Company has also agreed to provide other registration rights as set forth herein;

WHEREAS, the Global Stockholders have agreed to terminate the Existing Investor Agreement as of the Effective Time;

WHEREAS, the Global Stockholders have also agreed to certain limitations on their ability to offer, sell, contract to sell or otherwise dispose of the shares of Common Stock received by them in the Merger for 180 days following the Effective Time, as set forth in Section 4.1; and

WHEREAS, the Stockholders (as hereinafter defined) deem it in their best interests and in the best interests of the Company to provide for certain arrangements with respect to the management of the Company and desire to enter into this Agreement in order to effectuate such purpose and to set forth certain of their respective rights and obligations in connection with their investment in the Company.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

For purposes of this Agreement, the following terms shall have the following meanings:

“Abrams” shall have the meaning assigned to such term in the preamble to this Agreement.

“Abrams Director” shall have the meaning assigned to such term in Section 3.1(d).

“Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under the Exchange Act, provided, that no Stockholder shall be deemed an Affiliate of any other Stockholder solely by reason of any investment in the Company.

“Agreement” shall have the meaning assigned to such term in the preamble to this Agreement.

“Automatic Shelf Registration Statement” shall have the meaning assigned to such term in the fourth Recital.

“Board” shall have the meaning assigned to such term in Section 3.1(a).

“By-laws” shall have the meaning assigned to such term in Section 3.1(f).

“Crown Indemnified Persons” shall have the meaning assigned to such term in Section 2.9(b).

“Certificate of Incorporation” shall have the meaning assigned to such term in Section 3.1(f).

“Commission” shall mean the United States Securities and Exchange Commission or any successor agency.

“Common Stock” shall mean the Company’s common stock, par value $0.01 per share, and any and all securities of any kind whatsoever of the Company that may be issued and outstanding on or after the date hereof in respect of, in exchange for, or upon conversion of shares of Common Stock pursuant to a merger, consolidation, stock split, stock dividend, recapitalization of the Company or otherwise.

“Company” shall have the meaning assigned to such term in the preamble to this Agreement.

“Company Common Stock” shall have the meaning assigned to such term in Section 2.2(a)(iii).

“Demand” shall have the meaning assigned to such term in Section 2.2(a).

“Demand Registration” shall have the meaning assigned to such term in Section 2.2(a).

“Disqualified Stockholder” shall have the meaning assigned to such term in Section 5.6.

“Effective Time” shall have the meaning assigned to such term in the third Recital.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Existing Investor Agreement” shall have the meaning assigned to such term in the first Recital.

“Fortress” shall have the meaning assigned to such term in the preamble to this Agreement.

“Fortress Director” shall have the meaning assigned to such term in Section 3.1(b).

“Fortress Excluded Entity” shall mean any current or future fund managed by the Fortress or any of its Affiliates or any of their respective investment advisory affiliates other than any private equity fund.

“Free Writing Prospectus” shall have the meaning assigned to such term in Section 2.7(a)(iii).

“Global” has the meaning assigned to such term in the first Recital.

“Global Director” has the meaning assigned to such term in Section 3.1(c).

“Global Stockholders” shall have the meaning assigned to such term in the preamble to this Agreement.

“Greenhill” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Marketed Secondary Offering” shall mean the first Shelf Demand Offering.

“Initial Offer Notice” shall have the meaning assigned to such term in Section 2.1(b).

“Inspectors” shall have the meaning assigned to such term in Section 2.7(a)(viii).

“Losses” shall have the meaning assigned to such term in Section 2.9(a).

“Material Event Notice” shall mean a certificate signed by an authorized officer of the Company stating that as of the date of such certificate, the Company has a material transaction (including, but not limited to, a financing transaction) pending or in process, the disclosure of which would, in the good faith judgment of the Board, materially and adversely affect the Company.

“Merger” shall have the meaning assigned to such term in the second Recital.

“Merger Agreement” shall have the meaning assigned to such term in the second Recital.

“Merger Sub” shall have the meaning assigned to such term in the second Recital.

“NASD” shall mean the National Association of Securities Dealers, Inc.

“NYSE” shall mean the New York Stock Exchange.

“Offering Demand” shall mean a Shelf Demand Offering or a Demand Registration.

“Other Demanding Sellers” shall have the meaning assigned to such term in Section 2.4(b).

“Other Global Stockholder” shall mean (a) with respect to Fortress, Greenhill or Abrams, (b) with respect to Greenhill, Fortress or Abrams, and (c) with respect to Abrams, Fortress or Greenhill.

“Other Proposed Sellers” shall have the meaning assigned to such term in Section 2.4(b).

“Permitted Transferee” shall mean, with respect to each Global Stockholder, (a) any Other Global Stockholder, (b) such Global Stockholder’s Affiliates, (c) any general or limited partner or member of such Global Stockholder (collectively, “Stockholder Affiliates”), (d) any investment funds managed directly or indirectly by such Global Stockholder or any Stockholder Affiliate (a “Stockholder Fund”), (e) any general or limited partner of any Stockholder Fund, (f) any managing director, general partner, director, limited partner, officer or employee of any Stockholder Affiliate, or any spouse, lineal descendant, sibling, parent, heir, executor, administrator, testamentary trustee, legatee or beneficiary of any of the foregoing Persons described in this clause (f) (collectively, “Stockholder Associates”), or (g) any trust, the beneficiaries of which, or any corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which, consist solely of any one or more of such Global Stockholder, any Stockholder Affiliates, any Stockholder Fund, any Stockholder Associates, their respective spouses or their respective lineal descendants, provided that, notwithstanding the foregoing, no Fortress Excluded Entity shall be deemed to be a Permitted Transferee for any purpose under this Agreement.

“Person” shall mean any individual, firm, corporation, partnership, limited liability company or other entity, and shall include any successor (by merger or otherwise) of such entity.

“Piggyback Notice” shall have the meaning assigned to such term in Section 2.4(a).

“Piggyback Registration” shall have the meaning assigned to such term in Section 2.4(a).

“Piggyback Seller” shall have the meaning assigned to such term in Section 2.4(a).

“Public Offering” shall mean an offering of equity securities of the Company pursuant to an effective registration statement under the Securities Act, including an offering in which Stockholders are entitled to sell Common Stock pursuant to the terms of this Agreement.

“Records” shall have the meaning assigned to such term in Section 2.7(a)(viii).

“Registrable Amount” shall mean an amount of Registrable Securities equal to 2.0% of the issued and outstanding Common Stock.

“Registrable Securities” shall mean (a) the shares of Common Stock beneficially owned (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the date of this Agreement) by the Global Stockholders as of the Effective Time (including shares of Common Stock subject to Converted Options (as defined in the Merger Agreement) held by any Global Stockholder at the Effective Time) as a result of the transactions contemplated by the Merger Agreement and (b) any securities issued or issuable in respect of such shares of Common Stock as provided in Section 5.17. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement registering such securities under the Securities Act has been declared effective and such securities have been sold or otherwise transferred by the holder thereof pursuant to such effective registration statement,

(ii) such securities may be sold (including pursuant to Rule 144(k) of the Securities Act) without any restriction under the Securities Act, (iii) such securities shall have been otherwise transferred or (iv) such securities are no longer outstanding; provided, however, that (A) Registrable Securities acquired by a lender pursuant to the foreclosure of a pledge of such Registrable Securities by any Global Stockholder in connection with a credit agreement between such lender and such Global Stockholder shall be deemed to be Registrable Securities of such Global Stockholder for all purposes hereunder, and (B) Registrable Securities held by a member of any Stockholder Group will not cease to be Registrable Securities by reason of clause (ii) of this definition for so long as such Registrable Securities continue to be held by such member or any other member of such Stockholder Group.

“Registration Expenses” shall have the meaning assigned to such term in Section 2.8.

“Related Stockholders” shall mean, with respect to any Global Stockholder, such Global Stockholder’s Permitted Transferees, other than any Other Global Stockholder.

“Requested Information” shall have the meaning assigned to such term in Section 2.9(g).

“Requesting Stockholder” shall have the meaning assigned to such term in Section 2.2(a).

“Rights Agreement” shall mean that certain Amended and Restated Rights Agreement dated as of September 18, 2000, between the Company and Mellon Investor Services LLC (as successor to ChaseMellon Shareholder Services, L.L.C.), as rights agent.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Holders” shall have the meaning assigned to such term in Section 2.7(a)(i).

“Selling Indemnified Persons” shall have the meaning assigned to such term in Section 2.9(a).

“Shelf Demand Notice” shall have the meaning assigned to such term in Section 2.1(b).

“Shelf Demand Offering” shall have the meaning assigned to such term in Section 2.1(b).

“Shelf Effectiveness Period” shall have the meaning assigned to such term in Section 2.2(a).

“Shelf Registration Statement” has the meaning assigned to such term in Section 2.1(a).

“Stockholder” shall mean (a) each Global Stockholder and (b) each Permitted Transferee of such Global Stockholder (other than any Other Global Stockholder), in the case of clauses (a) and (b), to the extent that such Global Stockholder and its Related Stockholders hold in the aggregate at least a Registrable Amount, provided that, notwithstanding the foregoing, no Fortress Excluded Entity shall be deemed to be Stockholder for any purpose under this Agreement.

“Stockholder Group” shall mean (a) with respect to Fortress, Fortress Investment Holdings LLC and its controlled Affiliates, (b) with respect to Greenhill, Greenhill & Co., Inc. and its controlled Affiliates, and (c) with respect to Abrams, Abrams and its controlled Affiliates.

“Suspension Period” shall have the meaning assigned to such term in Section 2.1(d).

“Underwritten Offering” shall mean a sale of securities of the Company to an underwriter or underwriters for reoffering to the public.

“Underwriter Indemnified Persons” shall have the meaning assigned to such term in Section 2.9(a).

ARTICLE II

REGISTRATION RIGHTS

Section 2.1	Shelf Registration.

(a)          Automatic Shelf Registration Statement. The Company shall file with the Commission, as soon as practicable, but in any event within ten days after the Effective Time, the Automatic Shelf Registration Statement, which shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act and contain a prospectus in such form to permit (x) each Stockholder to sell its Registrable Securities and (y) each lender to whom any Global Stockholder has pledged or pledges any of its Registrable Securities to sell such Registrable Securities in the event the applicable borrower or pledging Global Stockholder defaults under the applicable credit agreement, in each case, at any time beginning on or after the filing thereof with the Commission pursuant to Rule 415 under the Securities Act or any successor or similar rule that may be adopted by the Commission. If the Company is not eligible to use an automatic shelf registration statement at any time of determination of eligibility, the Company shall promptly (but in any event within 30 days) post-effectively amend the Automatic Shelf Registration Statement or file a new registration statement on a Form S-3, in either case so to permit (x) each Stockholders to sell its Registrable Securities and (y) each lender to whom any Global Stockholder has pledged or pledges any of its Registrable Securities to sell such Registrable Securities in the event the applicable borrower or pledging Stockholder defaults under the applicable credit agreement, in each case, pursuant to Rule 415 under the Securities Act or any successor or similar rule that may be adopted by the Commission. The term “Shelf Registration Statement” as used herein shall mean the Automatic Shelf Registration Statement or any post-effective amendment thereto or a new registration statement so filed pursuant to this Section 2.1. Upon any Shelf Registration Statement having been filed:

(i)           the Company shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective (including by filing any necessary post-effective amendments to such Shelf Registration Statement or a new Shelf Registration Statement) until the earlier of (x) the date on which all the Registrable Securities covered by such Shelf Registration Statement have been sold thereunder, (y) such time as the Registrable Securities covered by such Shelf Registration Statement are no longer outstanding or otherwise no longer constitute Registrable Securities and (z) the date that is three years from the date of filing of such Shelf Registration Statement; and

(ii)          the Company shall pay the registration fee for all the Registrable Securities at the time of filing of the Automatic Shelf Registration Statement and shall not elect to pay any portion of the registration fee on a deferred basis.

(b)          Shelf Demand Notice. Subject to the limitations set forth in Section 2.3, if at any time following the filing of any Shelf Registration Statement, one or more Stockholders desire to sell all or any portion of the Registrable Securities under such Shelf Registration Statement in an Underwritten Offering (any such sale, a “Shelf Demand Offering”), such Stockholders shall (i) notify (such notice, the “Shelf Demand Notice”) the Company of such intent at least 15 days prior to such proposed sale (or, in the case of a Shelf Demand Offering that does not involve a “road show”, at least three days prior to such proposed sale), and (ii) simultaneously with delivery of the Shelf Demand Notice to the Company, deliver written notice of such Shelf Demand Offering to each other Global Stockholder that is a Stockholder on the date that such Shelf Demand Notice is delivered to the Company. Notwithstanding the foregoing, the Shelf Demand Notice for the Initial Marketed Secondary Offering may be given on the first business day following the Effective Time and, in such case, each of the parties hereto agrees to use its reasonable best efforts to commence the Initial Marketed Secondary Offering within 30 days of the Effective Time; provided that the Initial Marketed Secondary Offering shall be for the sale of Registrable Securities with an aggregate market value of at least $600 million measured at the closing trading price on the date such notice is given. Each Shelf Demand Offering (other than the Initial Marketed Secondary Offering) shall be for the sale of an amount of Registrable Securities equal to or greater than the Registrable Amount. The Shelf Demand Notice shall: (1) specify (x) the aggregate number of Registrable Securities requested to be registered in such Shelf Demand Offering and (y) the identity of the Stockholder or Stockholders requesting such Shelf Demand Offering and (2) provide a representation from the proposed selling Stockholders that all the shares proposed for sale under such Shelf Demand Offering constitute Registrable Securities.

(c)          Shelf Demand Offering. Subject to Section 2.3(b), the Company shall include in the Shelf Demand Offering covered by such Shelf Demand Notice all Registrable Securities of each Global Stockholder and its Related Stockholders with respect to which the Company has received a written request for inclusion therein from any Global Stockholder within five days (or, in the case of any Shelf Demand Notice that does not involve a “road show”, within two days) after the Company has received the Shelf Demand Notice, which written request shall comply with the requirements applicable to a Shelf Demand Notice set forth in the last sentence of such clause (b). The Company shall prepare and file a prospectus supplement, post-effective amendment to the Shelf Registration Statement and/or Exchange Act reports incorporated by reference into the Shelf Registration Statement and take such other actions as necessary or appropriate to permit the consummation of such Shelf Demand Offering, including, subject to Section 2.3(a), conducting a “road show”, if requested by such Stockholders. In the case of a Shelf Demand Offering that does not involve a “road show”, the Company shall take all actions to enable the Stockholders with respect to which the Company has received a written request for inclusion in such offering in accordance with the first sentence of this clause (c) to price such offering within three days of receipt of the Shelf Demand Notice; provided, that if a “comfort” letter is required in connection with the pricing of such offering, and the Company was unable to obtain such “comfort” letter within three days of receipt of such Shelf Demand Notice, then the Company shall use its reasonable best efforts to obtain such “comfort” letter and price such offering as soon as reasonably practicable. The Stockholders having notified or directed the Company to commence a Shelf Demand Offering or to include any of their Registrable Securities therein shall have the right to withdraw such notice or direction by giving written notice to the Company prior to the commencement of a “road show” and such withdrawal will not count towards the limitation in Section 2.3(a); provided, however, that (i) any Shelf Demand Offering for which a “road show” has been conducted shall count towards such limitation, regardless of whether such Shelf Demand Offering is consummated, unless such Shelf Demand Offering is not consummated due to a Suspension Period, and (ii) the Stockholders shall reimburse the Company for all reasonable fees and expenses incurred by the Company or paid by the Company on behalf of the Stockholders pursuant to Section 2.8, in each case incurred in connection with such Shelf Demand Offering.

(d)          Suspension of Shelf Registration Statement. Notwithstanding anything to the contrary contained in this Agreement, the Company shall be entitled, from time to time, by providing written notice to the Global Stockholders, to require the Stockholders to suspend the use of the prospectus for sales of Registrable Securities under the Shelf Registration Statement for a reasonable period of time not to exceed 60 days in succession or 105 days in the aggregate in any 12 month period (a “Suspension Period”), if (i) the Board determines in good faith and in its reasonable judgment that the effectiveness and use of such Shelf Registration Statement would cause the disclosure of material, non-public information that the Company has a bona fide business purpose for preserving as confidential or (ii) the Company determines that it does not have all requisite audited and other financial information publicly available and such financial information not then publicly available contains material information. Immediately upon receipt of such notice, the Stockholders covered by the Shelf Registration Statement shall discontinue the disposition of Registrable Securities under such Shelf Registration Statement until the requisite changes to the prospectus have been made as required below. Any Suspension Period shall terminate at such time as the public disclosure of such information is made or the requisite financial information becomes publicly available, as applicable. After the expiration of any Suspension Period and without any further request from a Stockholder, the Company shall as promptly as reasonably practicable prepare a post-effective amendment or supplement to the Shelf Registration Statement or the prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Section 2.2	Demand Registration.

(a)          Registration. At any time following the Effective Time, except at any time during which a Shelf Registration Statement pursuant to Section 2.1 is effective, available for the offer and sale of Registrable Securities (without giving effect to any Suspension Period) and not subject to any stop order, injunction, or other order or requirement of the Commission or other governmental agency or court (such period, a “Shelf Effectiveness Period”), one or more Stockholders (each, a “Requesting Stockholder”) shall be entitled to make a written request of the Company (a “Demand”) to effect the registration under the Securities Act of an amount of Registrable Securities equal to or greater than the Registrable Amount (such registration, a “Demand Registration”). A Stockholder making a Demand shall simultaneously deliver written notice of such Demand to each other Global Stockholder that is a Stockholder on the date that such Demand is delivered to the Company. Upon such Demand, the Company will, subject to Section 2.3(b) and the other the terms of this Agreement, use its reasonable best efforts to effect the registration under the Securities Act of:

(i)           the Registrable Securities that the Company has been so requested to register by the Requesting Stockholder or Requesting Stockholders in such Demand;

(ii)          all other Registrable Securities that the Company has been requested to register pursuant to Section 2.2(b); and

(iii)         all shares of Common Stock that the Company may elect to register (such shares, “Company Common Stock”) in connection with any offering of Registrable Securities pursuant to Section 2.3(b);

all to the extent necessary to permit the disposition (in accordance with the intended method of disposition stated in such Demand) of the Registrable Securities and the additional Company Common Stock, if any, to be so registered.

(b)          Demands. A Demand shall: (i) specify (A) the aggregate number of Registrable Securities requested to be registered in such Demand Registration, (B) the intended method of disposition in connection with such Demand Registration, to the extent then known, and (C) the identity of the Requesting Stockholder or Requesting Stockholders, and (ii) provide a representation from the proposed selling Stockholders that all such shares proposed for sale under such Demand Registration constitute Registrable Securities. Subject to Section 2.3(b), the Company shall include in the Demand Registration covered by such Demand all Registrable Securities of each Global Stockholder and its Related Stockholders with respect to which the Company has received a written request for inclusion therein from any Global Stockholder within five days after the Company has received a Demand, which written request shall comply with the requirements applicable to a Demand set forth in the first sentence of this clause (b).

(c)          Effective Registration Statement. A Demand Registration shall not be deemed to have been effected and shall not count as a Demand (i) unless a registration statement with respect thereto has become effective and has remained effective for a period of at least 60 days (or such shorter period in which all the Registrable Securities included in such Demand

Registration have actually been sold thereunder), (ii) if, after the registration statement with respect thereto has become effective, but prior to such 60th day or the last day of such shorter period described in clause (i) above, such Demand Registration becomes subject to any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such Demand Registration are not satisfied, other than solely by reason of some act or omission by such Requesting Stockholders; provided, however, that, notwithstanding the foregoing, (A) should a registration statement with respect to a Demand Registration not become effective due to the failure of the Requesting Stockholder to perform its obligations under this Agreement in any material respect or (B) should a Demand Registration that is an Underwritten Offering for which a “road show” is conducted not be consummated, the related request shall count as a Demand.

(d)          Registration Statement Form. Demand Registrations shall be on Form S-3 (or any successor form) or, if the Company is not eligible to use Form S-3, another form reasonably selected by the Company as appropriate for such Demand Registration and reasonably acceptable to the Requesting Stockholder or Requesting Stockholders.

(e)          Restrictions on Demand Registrations. The Company shall not be obligated to (i) maintain the effectiveness of a registration statement under the Securities Act, filed pursuant to a Demand Registration, for a period longer than 60 days or (ii) effect any Demand Registration (A) within six months of a “firm commitment” Underwritten Offering in which all Stockholders were offered “piggyback” rights pursuant to Section 2.4 (subject to Section 2.3(b)) and at least 50% of the number of Registrable Securities requested by such Stockholders to be included in such offering were included, (B) within six months of any other Demand Registration, (C) if a Shelf Registration Statement is effective pursuant to Section 2.1 or (D) if, in the Company’s reasonable judgment, it is not feasible for the Company to proceed with the Demand Registration because of the unavailability of audited or other required financial statements. In addition, the Company shall be entitled to postpone (upon written notice to all Stockholders) for up to 105 days the filing or the effectiveness of a registration statement for any Demand Registration (but no more than twice in any period of 12 consecutive months), if the Board determines in good faith and in its reasonable judgment that the filing or effectiveness of the registration statement relating to such Demand Registration would cause the disclosure of material, non-public information that the Company has a bona fide business purpose for preserving as confidential. In the event of such a postponement by the Company, the holders of a majority of Registrable Securities held by the Requesting Stockholder(s) shall have the right to withdraw such Demand in accordance with Section 2.5.

Section 2.3	Offering Demands.

(a)          Number of Offering Demands; Road Shows. In addition to the Initial Secondary Marketed Offering, (x) each of Greenhill and Abrams shall be entitled to two Offering Demands for itself and/or its Related Stockholders, and (y) Fortress shall be entitled to five Offering Demands for itself and/or its Related Stockholders, which, in the case of clauses (x) and (y), may be Shelf Demand Offerings, Demand Registrations or both. Notwithstanding anything to the contrary herein, (i) the aggregate number of “road shows” the Company shall be required to participate in pursuant to this Agreement shall not exceed six and (ii) the Company shall not be obligated to participate in any “road show” pursuant to this Agreement within 180 days of any other “road show” in which the Company has participated or will be participating pursuant to this Agreement.

(b)          Participation in Offering Demands. The Company may, at its option, include securities other than Registrable Securities in an Offering Demand, provided that the Company provides prompt written notice to the Global Stockholders of its intent to include such securities; provided, however, that if in connection with such Offering Demand any managing underwriter (or, if such Demand Registration is not an Underwritten Offering, a nationally recognized independent investment bank selected by the Stockholders participating in such Offering Demand, in conjunction with the Company, and whose fees and expenses shall be borne solely by the Company) advises the Company, in writing, that, in its opinion, the inclusion of all of the securities, including securities of the Company that are not Registrable Securities, sought to be registered in connection with such Offering Demand would adversely affect the marketability of the Registrable Securities sought to be sold pursuant thereto, then the Company shall include in such registration statement or offering only such securities as the Company is advised by such underwriter (or investment bank) can be sold without such adverse effect as follows and in the following order of priority: (i) first, up to the number of Registrable Securities requested to be included in such Offering Demand by the Stockholders, which, in the opinion of the underwriter (or investment bank) can be sold without such adverse effect, pro rata among such Stockholders requesting such Offering Demand on the basis of the amount of Registrable Securities held by such Stockholders, (ii) second, securities the Company proposes to sell, and (iii) third, all other securities of the Company duly requested to be included in such Offering Demand, pro rata on the basis of the amount of such other securities requested to be included or such other method as determined by the Company.

(c)          Selection of Underwriters. Anytime that an Offering Demand involves an Underwritten Offering (including the Initial Marketed Secondary Offering), the Stockholders participating in such offering of Registrable Securities shall mutually select, in conjunction with the Company (with the Company and such Stockholders acting reasonably), the investment banker or investment bankers and managers that will serve as lead and co-managing underwriters with respect to the offering of such Registrable Securities. Notwithstanding the foregoing sentence, the Company hereby acknowledges and agrees that the entities set forth on Schedule 1 hereto (or any of their respective Affiliates) will be acceptable lead or co-managing underwriters with respect to any Offering Demand.

(d)          Notices and Requests. Notwithstanding anything to the contrary herein, (i) any Offering Demand made by any Stockholder or any other notice or request provided by any Stockholder, in each case pursuant to this Agreement, shall be made in each case only by Fortress, Greenhill or Abrams, as the case may be, on behalf of such Stockholder, and (ii) if the Company provides any notice required to be given to the Stockholders pursuant to this Agreement to a Global Stockholder, such notice shall be deemed given to such Global Stockholder and its Related Stockholders for purposes of this Agreement.

Section 2.4	Piggyback Registrations.

(a)          Right to Piggyback. Subject to the terms and conditions hereof, whenever the Company proposes to register any of its equity securities under the Securities Act (other than a registration by the Company on a registration statement on Form S-4 or a registration statement on Form S-8 or any successor forms thereto), whether for its own account or for the account of other Persons that do not constitute Stockholders, (each such registration, a “Piggyback Registration”), the Company shall give the Global Stockholders prompt written notice thereof (but not less than ten business days prior to the initial filing by the Company with the Commission of the registration statement or prospectus supplement with respect thereto). Such notice (a “Piggyback Notice”) shall specify, at a minimum and as applicable, the number or aggregate dollar amount of equity securities proposed to be registered, the proposed date of filing of such registration statement with the Commission, the proposed means of distribution, the proposed managing underwriter or underwriters (if any and if known) and a good faith estimate by the Company of the proposed minimum offering price of such equity securities. Upon the written request of any Global Stockholder on behalf of any Person that on the date of the Piggyback Notice constitutes a Stockholder (such Person, a “Piggyback Seller”) given within ten days after such Piggyback Notice is received by the Global Stockholders (which request shall (x) specify the number of Registrable Securities then presently intended to be disposed of by such Piggyback Seller and (y) provide a representation from the proposed selling Stockholder that all such shares proposed for sale constitute Registrable Securities), the Company, subject to the terms and conditions of this Agreement, shall use its reasonable best efforts to cause all such Registrable Securities held by Piggyback Sellers with respect to which the Company has received such written requests for inclusion to be included in such Piggyback Registration on the same terms and conditions as the Company’s equity securities being sold in such Piggyback Registration.

(b)          Priority on Piggyback Registrations. If, in connection with a Piggyback Registration, any managing underwriter (or, if such Piggyback Registration is not an Underwritten Offering, a nationally recognized independent investment bank selected by the Company) advises the Company in writing that, in its opinion, the inclusion of all the equity securities sought to be included in such Piggyback Registration by (i) the Company, (ii) others who have sought to have equity securities of the Company registered in such Piggyback Registration pursuant to rights to demand (other than pursuant to so-called “piggyback” or other incidental or participation registration rights) such registration (such Persons being “Other Demanding Sellers”), (iii) the Piggyback Sellers and (iv) any other proposed sellers of equity securities of the Company (such Persons being “Other Proposed Sellers”), as the case may be, would adversely affect the marketability of the equity securities sought to be sold pursuant thereto, then the Company shall include in the registration statement applicable to such Piggyback Registration only such equity securities as the Company is so advised by such underwriter can be sold without such an effect, as follows and in the following order of priority:

(i)           if the Piggyback Registration relates to an offering for the Company’s own account, then (A) first, such number of equity securities to be sold by the Company as determined by the Company, (B) second, Registrable Securities of Piggyback Sellers, pro rata on the basis of the amount of such

Registrable Securities held by such Piggyback Sellers, and (C) third, other equity securities held by any Other Proposed Sellers; or

(ii)          if the Piggyback Registration relates to an offering other than for the Company’s own account, then (A) first, such number of equity securities sought to be registered by each Other Demanding Seller, pro rata in proportion to the number or aggregate dollar amount of securities sought to be registered by all such Other Demanding Sellers, (B) second, other equity securities to be sold by the Company as determined by the Company, (C) third, Registrable Securities of Piggyback Sellers pro rata on the basis of the amount of such Registrable Securities held by such Piggyback Sellers, and (D) fourth, other equity securities held by any Other Proposed Sellers.

(c)          Terms of Underwriting. In connection with any Underwritten Offering under this Section 2.4, the Company shall not be required to include a holder’s Registrable Securities in such Underwritten Offering unless such holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company, provided that any such underwriting agreement includes only customary terms and conditions.

(d)          Withdrawal by the Company. If, at any time after giving the Piggyback Notice as set forth in Section 2.4(a) and prior to the time the registration statement filed in connection with such Piggyback Registration is declared effective, the Company shall determine for any reason not to register such equity securities, the Company may, at its election, give written notice of such determination to each Stockholder and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such particular withdrawn or abandoned Piggyback Registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided herein), provided, that Stockholders may continue the registration as a Demand Registration pursuant to the terms of Section 2.2.

(e)          Availability of Right to Piggyback. Notwithstanding anything to the contrary in this Section 2.4, during any Shelf Effectiveness Period, the provisions of this Section 2.4 shall only apply in respect of Underwritten Offerings for which a “road show” is conducted.

Section 2.5       Withdrawal Rights. Subject to Sections 2.1(c) and 2.2(c), any Stockholder having notified or directed the Company to include any or all of its Registrable Securities in a registration statement under the Securities Act, shall have the right to withdraw any such notice or direction with respect to any or all of the Registrable Securities designated by it for registration by giving written notice to such effect to the Company prior to the effective date of such registration statement. In the event of any such withdrawal, the Company shall not include such Registrable Securities in the applicable registration and such Registrable Securities shall continue to be Registrable Securities for all purposes of this Agreement. No such withdrawal shall affect the obligations of the Company with respect to the Registrable Securities not so withdrawn; provided, however, that, in the case of a Demand Registration or a Shelf Demand Offering, if such withdrawal shall reduce the number of Registrable Securities sought to be included in such registration below the Registrable Amount, then the Company shall as promptly as practicable give each holder of Registrable Securities sought to be registered notice to such effect and, within ten days following the mailing of such notice, such holder of Registrable Securities still seeking registration shall, by written notice to the Company, elect to register additional Registrable Securities to satisfy the Registrable Amount or elect that such registration statement not be filed or, if theretofore filed, be withdrawn. During such ten day period, the Company shall not file such registration statement if not theretofore filed or, if such registration statement has been theretofore filed, the Company shall not seek, and shall use commercially reasonable efforts to prevent, the effectiveness thereof. Any registration statement withdrawn or not filed as a result of (a) an election by the Company, (b) in the case of a Demand Registration, an election by the Requesting Stockholders in accordance with the requirements of Section 2.2(c), (c) in the case of a Shelf Demand Offering, an election by the Requesting Stockholders in accordance with the requirements of Section 2.1(c), or (d) an election by the Company subsequent to the effectiveness of the applicable Demand Registration or Shelf Demand Offering registration statement because any post-effective amendment or supplement to the applicable Demand Registration statement contains information regarding the Company that the Company deems adverse to the Company, shall not be counted as a Demand.

Section 2.6        Holdback Agreements. If requested by the managing underwriter in connection with any Underwritten Offering, the Company and each Stockholder agrees not to (a) effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such equity securities, or (b) in the case of each Stockholder, request registration of any Registrable Securities, in each case, during any time period reasonably requested by the Company or the Stockholders, as the case may be, with respect to any Underwritten Offering (which time period shall not exceed 90 days or, in the case of any Underwritten Offering for which a “road show” will not be conducted, 45 days), except as part of such registration, provided that neither the Company nor the Stockholders shall be required to comply with a request made pursuant to this Section 2.6 if, after giving effect to such compliance, the aggregate number of days during which the Company has, or the Stockholders have, complied with all such requests would exceed 180 days in any 365-day period. Subject to the time periods set forth above, if requested by the managing underwriter of such Underwritten Offering, each Stockholder agrees to execute an agreement to such effect with the Company consistent with such managing underwriter’s customary form of holdback agreement.

Section 2.7	Registration Procedures.

(a)          Registration. Subject to the provisions of Section 2.1, including the Company’s obligation to file the Automatic Shelf Registration Statement and the timing thereof, if and whenever the Company is required to use reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1, 2.2 and 2.4 (whether or not pursuant to an Offering Demand), the Company shall as expeditiously as reasonably practicable:

(i)           prepare and file with the Commission a registration statement to effect such registration and thereafter use reasonable best efforts to cause such registration statement to become and remain effective pursuant to the terms of this Agreement; provided, however, that the Company may discontinue any registration of its securities that are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto; provided, further, that before filing such registration statement or any amendments thereto, the Company will furnish to the counsel selected by the holders of Registrable Securities that are to be included in such registration (“Selling Holders”) copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, and such review to be conducted with reasonable promptness;

(ii)          prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to (A) keep such registration statement effective, (B) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement and (C) complete the disposition of such securities in accordance with the intended methods of disposition set forth in such registration statement, in each case (1) in the case of a Shelf Registration Statement filed pursuant to Section 2.1, as set forth in Section 2.1, (2) in the case of a Demand Registration, as set forth in Section 2.2, and (3) in the case of a Piggyback Registration, the expiration of 60 days after such registration statement becomes effective;

(iii)        furnish to each Selling Holder and each underwriter, if any, of the securities being sold by such Selling Holder such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus and each free writing prospectus (as defined in Rule 405 of the Securities Act) (a “Free Writing Prospectus”) utilized in connection therewith) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as such Selling Holder and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Selling Holder;

(iv)         use reasonable best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities laws or blue sky laws of such jurisdictions as any Selling Holder and any underwriter of the securities being sold by such Selling Holder shall reasonably request, and take any other action that may be reasonably necessary or advisable to enable such Selling Holder and underwriter to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Selling Holder, except that the Company shall not for any such purpose be required to (A) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (iv) be obligated to be so qualified, (B) subject itself to taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;

(v)          use reasonable best efforts to cause such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if no such securities are so listed, use commercially reasonable efforts to cause such Registrable Securities to be listed on the NYSE, the American Stock Exchange or the NASDAQ Stock Market;

(vi)         use reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Selling Holder(s) thereof to consummate the disposition of such Registrable Securities;

(vii)       in connection with an Underwritten Offering, obtain for each Selling Holder and underwriter:

(1)          an opinion of counsel for the Company, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Selling Holder and underwriters, and

(2)          a “comfort” letter (or, in the case of any such Person that does not satisfy the conditions for receipt of a “comfort” letter specified in Statement on Auditing Standards No. 72, an “agreed upon procedures” letter) signed by the independent public accountants who have certified the Company’s financial statements included in such registration statement, provided, that this clause (2) shall not apply to any Piggyback Registration, if such letter is not otherwise being furnished to the Company;

(viii)      promptly make available for inspection by any Selling Holder, any underwriter participating in any disposition pursuant to any registration statement, and any attorney, accountant or other agent or representative retained by any such Selling Holder or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement; provided, however, that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this subparagraph (viii) if (A) the Company believes, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (B) if either (1) the Company has requested and been granted from the Commission confidential treatment of such information contained in any filing with the Commission or documents provided supplementally or otherwise or (2) the Company reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing unless prior to furnishing any such information with respect to clause (A) or (B) above such Selling Holder requesting such information agrees, and causes each of its Inspectors, to enter into a confidentiality agreement on terms reasonably acceptable to the Company and the Inspectors in accordance with marked norms; and provided, further, that each Selling Holder agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company to, at its expense, undertake appropriate action and to prevent disclosure of the Records deemed confidential;

(ix)         promptly notify in writing each Selling Holder and the underwriters, if any, of the following events:

(1)          the filing of the registration statement, the prospectus or any prospectus supplement related thereto or any post-effective amendment to the registration statement or any Free Writing Prospectus utilized in connection therewith, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

(2)          any request by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information;

(3)          the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings by any Person for that purpose; and

(4)          the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

(x)          (A) promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) upon such discovery and at the request of any Selling Holder, promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, that to the extent the Company delivers a Material Event Notice to such Selling Holder, such supplement or amendment shall be prepared and furnished within 60 days of such discovery (or within such shorter period that ends upon public disclosure of the material transaction that necessitated such Material Event Notice); provided, however, that, notwithstanding anything to the contrary herein, the Company shall not be permitted to exercise its right to deliver a Material Event Notice more than two times during any 12 month period;

(xi)         make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of such registration statement;

(xii)       otherwise use reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to Selling Holders, as soon as reasonably practicable, an earnings statement of the Company covering the period of at least 12 months, but not more than 18 months, beginning with the first day of the Company’s first full quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(xiii)      use its reasonable best efforts to assist Stockholders who made a request to the Company to provide for a third party “market maker” for the Common Stock; provided, however, that the Company shall not be required to serve as such “market maker”

(xiv)      cooperate with the Selling Holders and the managing underwriter to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold under any registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or such Selling Holders may request and keep available and make available to the Company’s transfer agent prior to the effectiveness of such registration statement a supply of such certificates; and

(xv)        subject to Section 2.3(a), have appropriate officers of the Company prepare and make presentations at any “road shows” (including before analysts and rating agencies), take other actions to obtain ratings for any Registrable Securities (if they are eligible to be rated) and otherwise use its reasonable best efforts to cooperate as reasonably requested by the Selling Holders and the underwriters in the offering, marketing or selling of the Registrable Securities, provided that, notwithstanding anything to the contrary herein, the Company and its management shall, to the extent requested by the managing underwriter and subject to Section 2.3(a), participate in such “road shows” in a customary manner.

The Company may require each Selling Holder and each underwriter, if any, to furnish the Company in writing such information regarding each Selling Holder or underwriter and the distribution of such Registrable Securities as the Company may from time to time reasonably request to complete or amend the information required by such registration statement or comply with applicable laws. In addition, the Company may require each Selling Holder to execute custody arrangements and other customary agreements (other than powers-of-attorney) appropriate to facilitate any offering of Registrable Securities.

(b)          Underwriting. Without limiting any of the foregoing, in the event that any offering of Registrable Securities is to be made by or through an underwriter, the Company, if requested by such underwriter, shall enter into an underwriting agreement with a managing underwriter or underwriters in connection with such offering containing representations, warranties, indemnities and agreements customarily included (but not inconsistent with the covenants and agreements of the Company contained herein) by an issuer of common stock in underwriting agreements with respect to offerings of common stock for the account of, or on behalf of, such issuers, and customary in form and substance.

(c)          Return of Prospectuses. Each Selling Holder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.7(a)(x)(A), such Selling Holder shall forthwith (i) discontinue such Selling Holder’s disposition of Registrable Securities pursuant to the applicable registration statement and prospectus relating thereto until (A) such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.7(a)(x) or (B) such supplemented or amended prospectus has been filed with the Commission, and (ii) if so directed by the Company, deliver to the Company, at the Company’s expense, all copies, other than permanent file copies, then in such Selling Holder’s possession of the prospectus covering Registrable Securities at the time of receipt of such notice. In the event the Company gives such notice, any applicable 60-day or three-year period during which the applicable registration statement must remain effective pursuant to this Agreement shall be extended by the number of days during the period from the date of giving of such notice to the date when all Selling Holders shall receive such a supplemented or amended prospectus or such prospectus shall have been filed with the Commission.

Section 2.8       Registration Expenses. All expenses incident to the Company’s performance of, or compliance with, its obligations under this Agreement including, without limitation, all (a) registration and filing fees, all fees and expenses of compliance with securities and “blue sky” laws, (b) fees and expenses associated with filings required to be made with the NASD (including, if applicable, the fees and expenses of any “qualified independent underwriter” as such term is defined in Schedule E of the by-laws of the NASD), (c) printing (including, without limitation, expenses of printing certificates for the Registrable Securities in a form eligible for deposit with the Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by a holder of Registrable Securities) and copying expenses, (d) messenger and delivery expenses and (e) fees and expenses of the Company’s independent certified public accountants and counsel (including, without limitation, with respect to “comfort” letters and opinions) (collectively, the “Registration Expenses”) shall be borne by the Company, regardless of whether a registration is effected; provided, however, that each Selling Holder shall pay (i) its portion of all underwriting discounts, commissions and transfer taxes, if any, relating to the sale of such Selling Holder’s Registrable Securities and (ii) all fees and expenses of its outside counsel incurred in connection with any registration or offering. The Company will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties, the expense of any annual audit and the expense of any liability insurance) and the expenses and fees for listing the securities to be registered on each securities exchange and included in each established over-the-counter market on which similar securities issued by the Company are then listed or traded.

Section 2.9	Indemnification.

(a)          By the Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, (i) each Selling Holder and its Affiliates, officers, directors, employees, managers, partners and agents (collectively, the “Selling Indemnified Persons”) and (ii) each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) any such Selling Indemnified Person, in each case, from and against all losses, claims, damages, liabilities and expenses (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses) (collectively, “Losses”) caused by, resulting from or relating to (A) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto or (B) any omission (or alleged omission) of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case, except insofar as the same are caused by any information furnished in writing to the Company by any Selling Indemnified Persons expressly for use therein. In connection with an Underwritten Offering and without limiting any of the Company’s other obligations under this Agreement, the Company shall also provide customary indemnities to (i) such underwriters and their Affiliates, officers, directors, employees and agents (collectively, the “Underwriter Indemnified Persons”) and (ii) each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) any such Underwriter Indemnified Person to the same extent as provided above with respect to the indemnification (and exceptions thereto) of the Selling Indemnified Person and the Person controlling such Selling Indemnified Persons. Reimbursements payable pursuant to the indemnification contemplated by this Section 2.9(a) will be made by periodic payments during the course of any investigation or defense, as and when bills are received or expenses incurred.

(b)          By the Selling Holders. In connection with any registration statement in which a holder of Registrable Securities is participating, each such Selling Holder will furnish to the Company in writing information regarding such Selling Holder’s ownership of Registrable Securities and its intended method of distribution thereof and, to the extent permitted by law, shall, severally and not jointly, indemnify (i) the Company and its Affiliates, directors, officers, employees and agents (collectively, the “Crown Indemnified Persons”) and (ii) each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) any such Crown Indemnified Person against all Losses caused by (A) any untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto or (B) any omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but, in each case, only to the extent that such untrue statement or omission is caused by any information furnished in writing by any Selling Indemnified Person expressly for use therein; provided, however, that each Selling Holder’s obligation to indemnify the Company hereunder shall, to the extent more than one Selling Holder is subject to the same indemnification obligation, be apportioned between each Selling Holder based upon the net amount received by each Selling Holder from the sale of Registrable Securities, as compared to the total net amount received by all of the Selling Holders of Registrable Securities sold pursuant to such registration statement. Notwithstanding the foregoing, no Selling Holder shall be liable to the Company for amounts in excess of the lesser of (x) such apportionment and (y) the amount received by such holder in the offering giving rise to such liability. In connection with an Underwritten Offering and without limiting any of other obligations of the Selling Holders under this Agreement, the Selling Holders shall also provide customary indemnities to (i) such Underwriter Indemnified Persons and (ii) each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) any such Underwriter Indemnified Person to the same extent as provided above with respect to the indemnification (and exceptions thereto) of the Company Indemnified Person and the Person controlling such Company Indemnified Persons. Reimbursements payable pursuant to the indemnification contemplated by this Section 2.9(b) will be made by periodic payments during the course of any investigation or defense, as and when bills are received or expenses incurred.

(c)          Notice. Any Person entitled to indemnification hereunder shall give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, however, that the failure to give such notice shall not release the indemnifying party from its obligation, except to the extent that the indemnifying party has been materially prejudiced by such failure to provide such notice on a timely basis.

(d)          Defense of Actions. In any case in which any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not (so long as it shall continue to have the right to defend, contest, litigate and settle the matter in question in accordance with this paragraph) be liable to such indemnified party hereunder for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, supervision and monitoring (unless (i) such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it that are different from or in addition to the defenses available to such indemnifying party or (ii) the indemnifying party shall have failed within a reasonable period of time to assume such defense and the indemnified party is or is reasonably likely to be prejudiced by such delay, in either event the indemnified party shall be promptly reimbursed by the indemnifying party for the expenses incurred in connection with retaining separate legal counsel). An indemnifying party shall not be liable for any settlement of an action or claim effected without its consent. The indemnifying party shall lose its right to defend, contest, litigate and settle a matter if it shall fail to diligently contest such matter (except to the extent settled in accordance with the next following sentence). No matter shall be settled by an indemnifying party without the consent of the indemnified party, which consent shall not be unreasonably withheld (it being understood that the indemnified party shall not be deemed to be unreasonable in withholding its consent if the proposed settlement imposes any obligation on the indemnified party other than the payment of money).

(e)          Survival. The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified Person and will survive the transfer of the Registrable Securities and the termination of this Agreement.

(f)           Contribution. If recovery is not available under the foregoing indemnification provisions for any reason or reasons other than as specified therein, any Person who would otherwise be entitled to indemnification by the terms thereof shall nevertheless be entitled to contribution with respect to any Losses with respect to which such Person would be entitled to such indemnification but for such reason or reasons. In determining the amount of contribution to which the respective Persons are entitled, there shall be considered the Persons’ relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and other equitable considerations appropriate under the circumstances. It is hereby agreed that it would not necessarily be equitable if the amount of such contribution were determined by pro rata or per capita allocation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not found guilty of such fraudulent misrepresentation. Notwithstanding the foregoing, no Selling Holder or transferee thereof shall be required to make a contribution in excess of the net amount received by such holder from its sale of Registrable Securities in connection with the offering that gave rise to the contribution obligation.

(g)          Request for Information. Not less than five business days before the expected filing date of each registration statement pursuant to this Agreement, the Company shall notify each Stockholder who has timely provided the requisite notice hereunder entitling the Stockholder to register Registrable Securities in such registration statement of the information, documents and instruments from such Stockholder that the Company or any underwriter reasonably requests in connection with such registration statement, including, but not limited to, a questionnaire, custody agreement, power of attorney, lock-up letter and underwriting agreement (the “Requested Information”). If the Company has not received, on or before the second day before the expected filing date, the Requested Information from such Stockholder, the Company may file the Registration Statement without including Registrable Securities of such Stockholder. The failure to so include in any registration statement the Registrable Securities of a Stockholder (with regard to that registration statement) shall not in and of itself result in any liability on the part of the Company to such Stockholder.

Section 2.10      No Grant of Future Registration Rights. The Company shall not grant any shelf, demand, piggyback or incidental registration rights that are senior to the rights granted to the Stockholders hereunder to any other Person without the prior written consent of a majority (based on the number of Registrable Securities held) of the Stockholders.

ARTICLE III

BOARD OF DIRECTORS

Section 3.1	Board.

(a)          At the Effective Time, the board of directors of the Company (the “Board”) initially shall comprise thirteen directors, three of whom shall be designated in accordance with this Article III.

(b)          At the Effective Time, Fortress shall be entitled to designate one director to the Board as a Class II director (the “Fortress Director”). The initial Fortress Director will be Wesley Edens, unless otherwise designated in writing by Fortress prior to the Effective Time (such alternative designee subject to the approval of the Company, not to be unreasonably withheld). If Fortress and its Related Stockholders collectively own more than 3.0% of the outstanding shares of Common Stock at the time first occurring after the Effective Time that the Board, or any committee thereof, including the nominating & corporate governance committee, nominates Class II directors for election to the Board at a meeting of the stockholders of the Company, the Board or such committee, as applicable, shall, at such time, nominate the Fortress Director (or such other individual as may be designated in writing by Fortress, subject to the approval of the Company, not to be unreasonably withheld. Thereafter, neither the Board nor any committee thereof, including the nominating & corporate governance committee, shall have any obligation to nominate the Fortress Director for election to the Board at any time.

(c)          At the Effective Time, Greenhill shall be entitled to designate one director to the Board as a Class I director (the “Greenhill Director”). The initial Greenhill Director will be Robert Niehaus, unless otherwise designated in writing by Greenhill prior to the Effective Time (such alternative designee subject to the approval of the Company, not to be unreasonably withheld). If Greenhill and its Related Stockholders collectively own more than 3.0% of the outstanding shares of Common Stock at the time first occurring after the Effective Time that the Board, or any committee thereof, including the nominating & corporate governance committee, nominates Class I directors for election to the Board at a meeting of the stockholders of the Company, the Board or such committee, as applicable, shall, at such time, nominate the Greenhill Director (or such other individual as may be designated in writing by Greenhill, subject to the approval of the Company, not to be unreasonably withheld. Thereafter, neither the Board nor any committee thereof, including the nominating & corporate governance committee, shall have any obligation to nominate the Greenhill Director for election to the Board at any time.

(d)          At the Effective Time, Abrams shall be entitled to designate one director to the Board as a Class III director (the “Abrams Director”). The initial Abrams Director will be David Abrams, unless otherwise designated in writing by Abrams prior to the Effective Time (such alternative designee subject to the approval of the Company, not to be unreasonably withheld). If Abrams and its Related Stockholders collectively own more than 3.0% of the outstanding shares of Common Stock at the time first occurring after the Effective Time that the Board, or any committee thereof, including the nominating & corporate governance committee, nominates Class III directors for election to the Board at a meeting of the stockholders of the

Company, the Board or such committee, as applicable, shall, at such time, nominate the Abrams Director (or such other individual designated in writing by Abrams, subject to the approval of the Company, not to be unreasonably withheld. Thereafter, neither the Board nor any committee thereof, including the nominating & corporate governance committee, shall have any obligation to nominate the Abrams Director for election to the Board at any time.

(e)          In the event that any designee of Fortress, Greenhill or Abrams shall for any reason cease to serve as a member of the Board during his or her term of office, the resulting vacancy on the Board shall be filled by an individual designated by Fortress, Greenhill or Abrams, as the case may be, subject to the approval of the Company, not to be unreasonably withheld.

(f)           Notwithstanding the foregoing provisions of this Section 3.1, no individual (i) designated by a Global Stockholder to be a member of the Board at the Effective Time shall become a member of the Board or (ii) nominated by a Global Stockholder to become a member of the Board shall be submitted to the Company’s stockholders for election to the Board, in each case, if such individual is ineligible to serve as a member of the Board pursuant to the Company’s Restated Certificate of Incorporation (as amended from time to time, the “Certificate of Incorporation”), Amended and Restated By-laws (as amended from time to time, the “By-laws”), a copy of which has been provided to each Global Stockholder, applicable listing standards of the NYSE or any other applicable law, rule or regulation, provided that after the Effective Time, the Company will not amend the By-laws or its corporate governance guidelines, in each case with respect to eligibility of members of the Board, without the approval of such Global Stockholder or its designee, if such amendment’s sole purpose is to make such Global Stockholder’s designee or nominee ineligible to serve as a member of the Board.

Section 3.2        Committee Membership. So long as any Global Stockholder has a designee serving as a director on the Board pursuant to this Agreement, such Global Stockholder shall have the right to have such director sit on the compensation committee, nominating & corporate governance committee, audit committee and any other committee (other than the strategy committee) of the Board. In addition, so long as Fortress has a designee serving as a director on the Board pursuant to this Agreement, Fortress shall have the right to have such director sit on the strategy committee of the Board. Notwithstanding the foregoing, if any director designated or nominated by a Global Stockholder pursuant to this Agreement is not eligible for membership on a committee on which such director is entitled to sit pursuant to this Section 3.2 under the Certificate of Incorporation, By-laws, the Company’s corporate governance guidelines, applicable listing standards of the NYSE or any other applicable law, rule or regulation (provided that after the Effective Time, the Company will not amend the By-laws or its corporate governance guidelines, in each case with respect to eligibility of members of the Board, without the approval of such Global Stockholder or its designee, if such amendment’s sole purpose is to make such Global Stockholder’s designee or nominee ineligible to serve as a member of the Board), then (a) such committee of the Board shall include such director only when so permitted by such organizational document, guideline, listing standard, law, rule or regulation, provided that the Company shall use commercially reasonable efforts to permit the inclusion of such director on such committee, including, without limitation, causing an increase in the number of directors on such committee, and (b) in lieu of such director’s membership on such committee, such Global Stockholder shall be entitled to designate a representative to attend and observe such committee meetings, provided that such attendance and observation is not prohibited by the Certificate of Incorporation, the By-laws, the Company’s corporate governance guidelines, applicable listing standards of the NYSE or any other applicable law, rule or regulation.

ARTICLE IV

ADDITIONAL AGREEMENTS

Section 4.1       Lock-Up Period. Notwithstanding anything to the contrary set forth in this Agreement, during the period beginning at the Effective Time and continuing to and including 90 days from the Effective Time, each Global Stockholder agrees not to offer, sell, contract to sell or otherwise dispose of any Registrable Securities (other than Registrable Securities to be sold in the Initial Marketed Secondary Offering) other than to its Related Stockholders who agree to be bound by the provision of this Section 4.1, provided that, notwithstanding the foregoing, Abrams may dispose of up to two million Registrable Securities no later than five days after actual receipt thereof in accordance with the Merger Agreement. After that 90 day period and continuing to and including 180 days from the Effective Time, each Global Stockholder and its Related Stockholders may, in addition to any offers, sales, contracts to sell or other dispositions to such Global Stockholder’s Related Stockholders, offer, sell, contract to sell or otherwise dispose of an amount of Registrable Securities less than or equal to 50% of the amount of Registrable Securities such Global Stockholder owned as of the Effective Time. No restrictions on the resale of Registrable Securities by the Global Stockholders or their respective Related Stockholders pursuant to this Article IV will remain in effect 180 days after the Effective Time.

Section 4.2         Company Shareholder Rights Agreement. Immediately prior to the execution of this Agreement, the Company amended the Rights Agreement to provide that (a) the acquisition of the Common Stock by the Global Stockholders and any of their respective Affiliates or Associates in the Merger, (b) the exercise by any Global Stockholder or any of its Affiliates or Associates of options to purchase Common Stock or warrants entitling any such Person to purchase Common Stock, in each case, acquired at the Effective Time, (c) Drawbridge Global Macro Master Fund Ltd.’s ownership of the 125,000 shares of Common Stock that it owns as of the date hereof, (d) the transfer of Common Stock (1) by any Global Stockholder to any of its Affiliates or Associates or (2) by any Affiliate or Associate of a Global Stockholder to such Global Stockholder or any other Affiliate or Associate of such Global Stockholder, and (e) the execution of this Agreement and the Support Agreements dated the date of this Agreement, in each case between a Global Stockholder and the Company, and the exercise by the Global Stockholders of any rights hereunder or thereunder, will not result in any of the Global Stockholders or any of their respective Affiliates or Associates being deemed to be an Acquiring Person (as defined in the Rights Agreement). Solely for purposes of this Section 4.2, the terms “Affiliate” and “Associate” shall have the meanings assigned to such terms in the Rights Agreement.

Section 4.3        Ownership of Common Stock. Each Global Stockholder represents and warrants that, except (i) as contemplated by the Merger Agreement and (ii) for the 125,000 shares of Common Stock owned by Drawbridge Global Macro Master Fund Ltd. as of the date hereof, such Global Stockholder does not, and prior to the Effective Time will not, beneficially own (within the meaning of Rule 13d-3 under the Exchange Act and within the meaning set forth in Section 203 of the General Corporation Law of the State of Delaware) any shares of Common Stock. Each Global Stockholder also represents and warrants that it is not, and covenants and agrees that it will not become, on or before the Effective Time, a party to any contract, arrangement or understanding (other than this Agreement and, with respect to Abrams, any contract, arrangement or understanding entered into by Abrams in connection with the disposition of up to two million Registrable Securities no later than five days after actual receipt thereof in accordance with the Merger Agreement) for the purpose of acquiring, holding, voting or disposing of any shares of Common Stock.

ARTICLE V

MISCELLANEOUS

Section 5.1        Effectiveness. This Agreement shall not be effective prior to the Effective Time, and shall become effective automatically and without further action on the part of any party hereto at the Effective Time, except as otherwise contemplated by Section 2.1(a) hereof.

Section 5.2        Headings. The descriptive headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 5.3       Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any prior understandings, agreements or representations by or among the parties hereto (whether written or oral) with respect to the subject matter hereof.

Section 5.4        No Inconsistent Agreements. The Company will not hereafter enter into, and is not currently a party to, any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities by this Agreement or otherwise conflicts with the provisions hereof.

Section 5.5        Further Actions; Cooperation. Each Global Stockholder agrees to use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to give effect to the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, each Global Stockholder (a) acknowledges that the Global Stockholders will prepare and file with the Commission filings under the Exchange Act, including under Section 13(d) of the Exchange Act, relating to their beneficial ownership (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the date of this Agreement) of the Common Stock, as required by the Exchange Act, and (b) agrees to use its reasonable best efforts to assist and cooperate with the other parties in promptly preparing, reviewing and executing any such filings under the Exchange Act, including any amendments thereto.

Section 5.6        Termination of Certain Rights. Subject to Section 5.18, the rights and obligations hereunder of each Stockholder with respect to the registration rights granted herein will terminate with respect to such Stockholder at such time as such Stockholder no longer meets the definition of a Stockholder under this Agreement (any such Stockholder, a “Disqualified Stockholder”), provided that, if the Company is obligated to maintain the effectiveness of the Shelf Registration Statement pursuant to Section 2.1, any Disqualified Stockholder may sell any of its Registrable Securities under such Shelf Registration Statement for so long as such Shelf Registration Statement is required to remain effective pursuant to Section 2.1; provided, further, that (A) the rights with respect to the breach of any provision hereof by the Company and (B) any registration rights vested or obligations accrued as of the date of such termination to the extent, in the case of registration rights so vested, such Stockholder ceases to meet the definition of a Stockholder under this Agreement subsequent to the vesting of such registration rights as a result of action taken by the Company, in each case, shall survive such termination of rights and obligations.

Section 5.7       Rule 144. The Company covenants that it shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if it is not required to file such reports, it shall, upon the request of any holder of Registrable Securities, make publicly available other information so long as necessary to permit sales of such Registrable Securities in compliance with Rule 144 under the Securities Act), and it shall take such further reasonable action, to the extent required from time to time to enable any holder of Registrable Securities to sell such Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule 144 may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the reasonable request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such information and filing requirements.

Section 5.8      Notices. All notices, requests, claims, demands and other communications hereunder shall in writing and shall be given (and shall be deemed to have been duly given upon receipt or, if sent by electronic transmission, with confirmation received) by delivery in person or overnight courier to the respective parties at the following addresses, delivery by facsimile transmission to the respective parties at the following numbers or delivery by electronic mail transmission to the respective parties at the following e-mail addresses, or such other address, number or e-mail address for a party as shall be specified in a notice given in accordance with this Section 5.7:

If to the Company, to:

E. Blake Hawk, Esq.

Crown Castle International Corp.

510 Bering Drive, Suite 600

Houston, Texas 77057

with a copy (which shall not constitute notice) to:

John P. Kelly

Crown Castle USA

2000 Corporate Drive

Canonsburg, Pennsylvania 15317

Facsimile: (724) 416-2000

and

James C. Woolery, Esq.

Stephen L. Burns, Esq.

Cravath, Swaine & Moore LLP

Worldwide Plaza

825 Eighth Avenue

New York, New York 10019

Fax: (212) 474-3700

E-mail: jwoolery@cravath.com

sburns@cravath.com

If to Fortress, to:

Alan Chesick, Esq.

General Counsel

Fortress Investment Group

1345 Avenue of the Americas, 46th Floor

New York, NY 10105

Fax: (917) 591-8433

with a copy (which shall not constitute notice) to:

Paul M. Reinstein, Esq.

Fried, Frank, Harris, Shriver & Jacobson LLP

One New York Plaza

New York, NY 10004

Fax: (212) 859-4000

E-mail: paul.reinstein@friedfrank.com

If to Greenhill, to:

Robert H. Niehaus

Greenhill Capital Partners, LLC

300 Park Avenue

New York, NY 10022

Tel: (212) 389-1500

Fax: (212) 389-1700

E-mail: rniehaus@greenhill-co.com

If to Abrams, to:

David Abrams

Abrams Capital, LLC

222 Berkeley Street, 22nd Floor

Boston, MA 02116

Tel.:	(617) 646-6100
Fax:	(617) 646-6150

with a copy (which shall not constitute notice) to:

Bill Wall

Abrams Capital, LLC

222 Berkeley Street, 22nd Floor

Boston, MA 02116

Tel.:	(617) 646-6111
Fax:	(617) 646-6150

Any notice delivered by any party hereto to any other party hereto shall also be delivered to each other party hereto simultaneously with delivery to the first party receiving such notice.

Section 5.9        Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws. Each of the parties hereto (a) irrevocably and unconditionally submits to the exclusive jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware with respect to all actions and proceedings arising out of or relating to this Agreement and the transactions contemplated hereby, (b) agrees that all claims with respect to any such action or proceeding shall be heard and determined in such courts and agrees not to commence any action or proceeding relating to this Agreement or the transactions contemplated hereby except in such courts, (c) irrevocably and unconditionally waives any objection to the laying of venue of any action or proceeding arising out of this Agreement or the transactions contemplated hereby and irrevocably and unconditionally waives the defense of an inconvenient forum and (d) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other matter provided by law.

Section 5.10     Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

Section 5.11      Successors and Assigns. Except as otherwise provided herein, all the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and enforceable by the parties hereto and their respective permitted successors and assigns under this Section 5.11. The provisions of this Agreement are for the benefit of the Global Stockholders and their respective Related Stockholders and shall not be for the benefit of or enforceable by any transferee of Registrable Securities. This Agreement and the registration rights hereunder may not be assigned to any Person without the prior written consent of the Company. The Company may not assign any of its rights or obligations hereunder without the prior written consent of the Stockholders holding a majority of the Registrable Securities. Notwithstanding the foregoing, no successor or assignee of the Company shall have any rights granted under this Agreement until such Person shall acknowledge its rights and obligations hereunder by a signed written statement of such Person’s acceptance of such rights and obligations.

Section 5.12      Amendments. This Agreement may not be amended, modified or supplemented unless such amendment, modification or supplement is in writing and signed by the Company and Stockholders holding a majority of the Registrable Securities, provided that no amendment may adversely affect the rights in any material respect of any Stockholder that is not a party to such amendment.

Section 5.13      Waiver. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights. Any waiver (express or implied) of any default or breach of this Agreement shall not constitute a waiver of any other or subsequent default or breach.

Section 5.14     Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

Section 5.15      WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

Section 5.16     Specific Performance. Each of the parties hereto acknowledges and agrees that the other parties hereto would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties hereto agrees that the other parties hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter, in addition to any other remedy to which it may be entitled, at law or in equity.

Section 5.17      Recapitalizations, Exchanges, Etc. affecting the shares of Common Stock; New Issuances. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to Registrable Securities, to any and all equity or debt securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets, or otherwise) that may be issued in respect of, in exchange for, or in substitution of, such Registrable Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, reclassifications, recapitalizations, reorganizations and the like occurring after the date hereof.

Section 5.18      Termination. Upon the mutual consent of all of the parties hereto or upon the later of (a) the termination of the rights and obligations hereunder of each Global Stockholder with respect to the registration rights granted herein pursuant to Section 5.6 and (b) the expiration of the rights and obligations hereunder of each Global Stockholder set forth in Article III, the terms of this Agreement (except for Sections 2.8, 2.9, 5.7, 5.9 and 5.15 and this Section 5.18) shall terminate and be of no further force and effect. Further, if the Merger Agreement terminates in accordance with its terms, this Agreement shall terminate and be of no further force and effect.

Section 5.19     Record of Registrable Securities Ownership. In order to properly give effect to the provisions of this Agreement, (a) each Global Stockholder shall notify the Company of (i) any transfer or distribution of Registrable Securities by such Global Stockholder to any of its Stockholder Associates or (ii) by any member of the Stockholder Group to which such Global Stockholder belongs to any of such Global Stockholder’s Stockholder Associates and (b) the Company shall, and shall cause any transfer agent to, maintain a record of transfers of Registrable Securities by the Stockholders, so that the Company is able to identify the Stockholders and the number of Registrable Securities held of record by each such Stockholder at any time. This information shall be made available to any Stockholder as promptly as possible following receipt by the Company of a written request by such Stockholder.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly as of the date first above written.

COMPANY,
CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ John P. Kelly
Name: John P. Kelly
Title: President & CEO

FORTRESS PINNACLE INVESTMENT FUND LLC
By: FIG Advisors LLC

By:	/s/ Randal A. Nardone
Name: Randal A. Nardone
Title: Chief Operating Officer

FRIT PINN LLC

By:	/s/ Randal A. Nardone
Name: Randal A. Nardone
Title: Vice President and Secretary

FORTRESS REGISTERED INVESTMENT TRUST

By:	/s/ Randal A. Nardone
Name: Randal A. Nardone
Title: Chief Operating Officer and Secretary

FRIT HOLDINGS LLC

By:	/s/ Randal A. Nardone
Name: Randal A. Nardone
Title: Chief Executive Officer, Chief Operating Officer and Secretary

FIT GSL LLC

By:	/s/ Randal A. Nardone
Name: Randal A. Nardone
Title: Chief Operating Officer and Secretary

GREENHILL CAPITAL PARTNERS, LLC

By:	/s/ Robert H. Neihaus
Name: Robert H. Neihaus
Title: Chairman

GCP SPV1, LLC
By: GCP Managing Partner, L.P., its manager

By: Greenhill Capital Partners, LLC, its general partner

By:	/s/ Robert H. Neihaus
Name: Robert H. Neihaus
Title: Chairman

GCP SPV2, LLC
By: GCP Managing Partner II, L.P., its manager

By: Greenhill Capital Partners, LLC, its general partner

By:	/s/ Robert H. Neihaus
Name: Robert H. Neihaus
Title: Chairman

ABRAMS CAPITAL INTERNATIONAL, LTD., a Cayman Islands exempted company
By: Pamet Capital Management, LP, its Investment Manager

By: Pamet Capital Management, LLC, its General Partner

By:	/s/ David Abrams
Name: David Abrams
Title: Managing Member

ABRAMS CAPITAL PARTNERS I, LP, a Delaware limited partnership
By: Pamet Capital Management, LP, its Investment Manager

By: Pamet Capital Management, LLC, its General Partner

By:	/s/ David Abrams
Name: David Abrams
Title: Managing Member

ABRAMS CAPITAL PARTNERS II, LP, a Delaware limited partnership
By: Pamet Capital Management, LP, its Investment Manager

By: Pamet Capital Management, LLC, its General Partner

By:	/s/ David Abrams
Name: David Abrams
Title: Managing Member

Whitecrest Partners, LP, a Delaware limited partnership
By: Pamet Capital Management, LP, its Investment Manager

By: Pamet Capital Management, LLC, its General Partner

By:	/s/ David Abrams
Name: David Abrams
Title: Managing Member

Riva Capital Partners, LP, a Delaware limited partnership
By: Abrams Capital Management, LLC, its Investment Manager

By:	/s/ David Abrams
Name: David Abrams
Title: Managing Member

222 partners, llc

By:	/s/ David Abrams
Name: David Abrams
Title: Managing Member

37